UNITED STATES
            SECURITIES AND EXCHANGE COMMISSION
                  Washington, D.C.  20549

                 SCHEDULE 14A INFORMATION
       Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934
                    (Amendment No. __)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-12

                   SEABOARD CORPORATION

     (Name of Registrant as Specified In Its Charter)

 (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:_____________________________________________________________

          _____________________________________________________________________

     (2) Aggregate number of securities to which transaction applies:_____________________________________________________________
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):___________

          _____________________________________________________________________
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PAGE>


                   SEABOARD CORPORATION
                   9000 West 67th Street
               Shawnee Mission, Kansas 66202

         NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                      APRIL 28, 2014

     Notice is hereby given that the 2014 Annual Meeting of
Stockholders   of   Seaboard   Corporation,   a    Delaware
corporation,  will be held at the Westin  Waltham,  70  3rd
Avenue, Waltham, Massachusetts, on Monday, April 28, 2014, commencing at 9:00 a.m., local time, and thereafter as it may from time to time be adjourned, for the following purposes:

     1. To elect four directors to hold office until the 2015 annual meeting of stockholders and until their respective successors are duly elected and qualified;

     2.   To  consider and vote on a non-binding resolution
          to  approve  the compensation of Seaboard's named
          executive  officers, as  disclosed  in Seaboard's
          proxy statement for  the  2014  Annual Meeting of
          Stockholders   pursuant   to   the   compensation
          disclosure  rules  of the Securities and Exchange
          Commission;

     3.   To consider and act upon ratification and approval
          of  the  selection of  KPMG LLP as the independent
          auditors   of  Seaboard   for   the   year  ending
          December 31, 2014;

     4. To consider and act upon a stockholder proposal, if introduced at the meeting, as described in the accompanying proxy statement; and

     5. To transact such other business as properly may come before the meeting.

     The Board of Directors has fixed the close of business on February 25, 2014, as the record date for determination of the stockholders entitled to notice of, and to vote at, the annual meeting.

                         By order of the Board of Directors,

                         David M. Becker,
                         Senior Vice President,
                         General Counsel and Secretary

March 11, 2014

YOUR  VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO  ATTEND
THE MEETING, PLEASE FOLLOW THE SPECIFIC VOTING INSTRUCTIONS
APPEARING  ON  THE  ENCLOSED  PROXY  CARD  AS  PROMPTLY  AS
POSSIBLE  IN  ORDER  TO ENSURE YOUR REPRESENTATION  AT  THE
MEETING.

   IMPORTANT NOTICE Regarding the Availability of Proxy
                         Materials
 For the Stockholder Meeting to be held on April 28, 2014

This  notice  of  annual  meeting  and  accompanying  proxy
materials  are  available  to  you  on  the  Internet.   We
encourage you to review all of the important information contained in the proxy materials before voting.

  Our Company's Proxy Statement, Annual Report and other
     proxy materials to Stockholders are available at:
 www.seaboardcorp.com (under "Investors" and "SEC Filings"
                           tabs)

                 SEABOARD CORPORATION
                 9000 West 67th Street
            Shawnee Mission, Kansas  66202

                    PROXY STATEMENT
            ANNUAL MEETING OF STOCKHOLDERS
                    APRIL 28, 2014

                                         March 11, 2014
Date, Time and Place of the Meeting

  This  proxy statement is furnished in connection with
the  solicitation  of proxies for  use  at  the  annual
meeting   of   stockholders  of  Seaboard   Corporation
("Seaboard")  to  be held on Monday,  April  28,  2014,
commencing  at  9:00  a.m.,  local  time,  and  at  any
adjournment  thereof.  The meeting is  called  for  the
purposes  set forth in the foregoing Notice  of  Annual
Meeting, and will be held at the Westin Waltham, 70 3rd
Avenue,   Waltham,  Massachusetts.   You   may   obtain
directions to the location of the annual meeting by calling us at (913) 676-8800.

Stockholders Entitled to Vote at the Meeting

  Stockholders  of record as of the close  of  business
on  the  February 25, 2014 record date are entitled  to
notice  of, and to vote at, the annual meeting  and  at
any      adjournment     thereof.      Seaboard     had
1,187,434.24 shares of common stock, $1.00 par value, outstanding and entitled to vote as of the record date.
Each such share of common stock is entitled to one vote on each matter properly to come before the annual meeting. This proxy statement and the enclosed form of proxy were first sent or given to stockholders on or about March 11, 2014.

Quorum Requirement

  A  quorum  of  stockholders is necessary  to  hold  a
valid meeting.  A majority of our outstanding shares of
common  stock on the record date, or 593,717.24 shares,
will  be  needed to establish a quorum for  the  annual
meeting.   Votes  cast at the annual  meeting  will  be
tabulated   by  persons  duly  appointed  to   act   as
inspectors  of  election  and  voting  for  the  annual
meeting.   The inspectors of election and  voting  will
treat  shares  represented by  a  properly  signed  and
returned  proxy  as present at the annual  meeting  for
purposes  of  determining a quorum, without  regard  to
whether  the  proxy  is marked as  casting  a  vote  or
abstaining.  Likewise, the inspectors will treat shares
of  stock represented by proxies reflecting one or more
"broker   non-votes"  as  present   for   purposes   of
determining a quorum. Broker non-votes are proxies with respect to shares held in record name by brokers or nominees, as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote with respect to one or more matters; (ii) the broker or nominee does not have discretionary voting power under applicable national securities exchange rules or the instrument under which it serves in such capacity; and (iii) the record holder has indicated on the proxy card or otherwise notified Seaboard that it does not have authority to vote such shares on such matter or matters.

Attending the Meeting and Voting in Person

  If  you plan to attend the annual meeting and vote in
person,  we  will  give you a ballot when  you  arrive.
However,  if your shares are held in the name  of  your
broker, bank or other nominee (commonly referred to  as
being held in "street" name), proof of ownership may be
required  for  you to be admitted to  the  meeting.   A
recent brokerage statement and letter from a bank or broker are examples of proof of ownership. If you want to vote your shares of common stock held in street name in person at the meeting, you will have to get a written proxy in your name from the broker, bank or other nominee who holds your shares.

Voting by Proxy

  The  Board  of Directors solicits your proxy  in  the
form  enclosed for use at the annual meeting.  You  may
vote your shares by completing the proxy card with your
vote,  signature and date, and returning it by mail  in
the   envelope   provided,  or  you  can   follow   the
instructions  on the proxy card to cast your  vote  via
the  Internet or telephone.  Any stockholder  giving  a
proxy  in accordance with the enclosed form may  revoke
it  at  any time before it is exercised.  A stockholder
may  revoke  his  or  her proxy by  delivering  to  the
Secretary of Seaboard a written notice of revocation or
a  duly  executed  proxy bearing a later  date,  or  by
attending  the  meeting and voting in person.   A  duly
completed proxy will be voted at the annual meeting  in
accordance  with  the instructions of the  stockholder.
Where  a  stockholder's  voting  instructions  are  not
specified   in   the   completed  proxy,   the   shares
represented  by  the  proxy will  be  voted  "for"  the
election  of  the nominees for director listed  herein,
"for"  ratification of the selection  of  KPMG  LLP  as
independent  auditors  for  2014,  "for"  the  advisory
approval   of   the  compensation  of  our   executives
disclosed  in  this proxy statement and  "against"  the
stockholder  proposal  described herein  that  requests
Seaboard  to  report  its  charitable,  political   and
lobbying  contributions.  The Board of  Directors  does
not know of any matters that will be brought before the
meeting  other than those referred to in the Notice  of
Annual  Meeting.  However, if any other matter properly
comes  before  the  meeting, it is  intended  that  the
persons  named in the enclosed form of proxy, or  their
substitutes acting thereunder, will vote on such matter
in  accordance with their discretion and judgment.   If
your shares of common stock are held in street name, you will receive instructions from your broker, bank or other nominee that you must follow in order to have your shares voted. Seaboard will bear all expenses in connection with the solicitation of proxies, including preparing, assembling and mailing this proxy statement.
After the initial mailing of this proxy statement, proxies may be solicited by mail, telephone, facsimile transmission or personally by directors, officers, employees or agents of Seaboard. Brokerage houses and other custodians, nominees and fiduciaries will be requested to forward soliciting materials to beneficial owners of shares held of record by them, and their reasonable out-of-pocket expenses will be paid by Seaboard.

Vote Required

  A   favorable  plurality  of  votes  cast  (a  number
greater  than  those cast for any other candidates)  is
necessary  to elect members of the Board of  Directors.
Accordingly, abstentions or broker non-votes as to  the
election  of directors will not affect the election  of
the  candidates receiving the plurality of votes.   The
other   proposals   set  forth   herein   require   the
affirmative   vote  of  a  majority   of   the   shares
represented  at  the  meeting.  Shares  represented  by
broker non-votes as to such matters
are treated as  not  being  present for the purposes of
such matters, while abstentions as  to such matters are
treated  as  being  present  but  not  voting  in   the
affirmative.  Accordingly,  the  effect  of broker non-
votes is only to reduce the number of shares considered
to be  present for the consideration of such   matters,
while abstentions will have the same effect as votes against the matter.

                PRINCIPAL STOCKHOLDERS

  The  following  table sets forth certain  information
as  of  January  31,  2014 (unless otherwise  indicated
below) regarding the beneficial ownership of Seaboard's
common  stock by the only persons known to  us  to  own
beneficially  5  percent or more of  Seaboard's  common
stock.   Unless  otherwise  indicated,  all  beneficial
ownership consists of sole voting and sole investment power.

      Name and Address             Amount and Nature of         Percent
      of  Beneficial Owner         Beneficial Ownership         of Class
      _________________________________________________________________________

      Steven J. Bresky(1)                902,521.24               76.0%
      c/o Seaboard Flour LLC
      1320 Centre Street, Suite 200
      Newton Center, MA 02459

      Seaboard Flour LLC(2)              465,825.69               39.2%
      1320 Centre Street, Suite 200
      Newton Center, MA 02459

      SFC Preferred LLC(2)               428,122.55               36.1%
      1320 Centre Street, Suite 200
      Newton Center, MA  02459

      FMR LLC(3)                          60,800                   5.1%
      82 Devonshire Street
      Boston, MA  02109
____________

(1)   The   shares   reported  include  2,548   shares   of
      Seaboard's     common    stock    owned     directly;
      465,825.69  shares  of Seaboard's common  stock  that
      may  be  attributed to S. Bresky  by  virtue  of  his
      position as sole manager of Seaboard Flour LLC,  with
      the  right to vote Seaboard shares owned by  Seaboard
      Flour  LLC;  428,122.55 shares of  Seaboard's  common
      stock  that may be attributed to S. Bresky by  virtue
      of     his    position    as    sole    manager    of
      SFC  Preferred  LLC, with the right to vote  Seaboard
      shares  owned by SFC Preferred LLC; 1,775  shares  of
      Seaboard's  common stock that may  be  attributed  to
      S.  Bresky, as co-trustee of a trust which owns  such
      shares;  and 4,250 shares of Seaboard's common  stock
      that  may be attributed to him as co-trustee  of  the
      "Bresky  Foundation" trust.  All of the common  units
      of   Seaboard   Flour  LLC  and  SFC  Preferred   LLC
      (collectively, the "Seaboard Flour Entities") are held by S. Bresky and other members of the Bresky family, including trusts created for their benefit.

(2)   S. Bresky,   Chairman   of   the Board, President and
      Chief   Executive  Officer  of  Seaboard,  and  other
      members  of  the  Bresky  family,  including   trusts
      created  for their benefit, beneficially own  all  of
      the  common  units  of the Seaboard  Flour  Entities.
      S.  Bresky is the co-trustee and beneficiary of  some
      of  the  trusts  owning units of the  Seaboard  Flour
      Entities,   and  may  be  deemed  to  have   indirect
      beneficial ownership of Seaboard's common stock held by the Seaboard Flour Entities by virtue of his position as manager of both of the Seaboard Flour
      Entities, with the right to vote Seaboard shares owned by the Seaboard Flour Entities.

(3)   The  information  with  respect  to  the  holdings of
      FMR  LLC  is provided as of December 31, 2013,  based
      on  a  Schedule 13G filed by FMR LLC with the SEC  on
      February  14,  2014.  FMR LLC reports  that,  of  the
      60,800  shares beneficially owned, it has sole voting
      power   with  respect  to  13,200  shares  and   sole
      dispositive power with respect to all 60,800  shares.
      Fidelity  Management & Research Company ("Fidelity"),
      a   wholly-owned  subsidiary  of  FMR  LLC   and   an
      investment  adviser registered under  the  Investment
      Advisers Act of 1940 ("Investment Advisers Act"),  is
      the beneficial owner of 47,600 shares as a result  of
      acting  as  investment adviser to various  investment
      companies  registered  under the  Investment  Company
      Act  of  1940.   Edward C. Johnson  3d  (Chairman  of
      FMR  LLC)  and  FMR  LLC,  through  its  control   of
      Fidelity,  and  the  funds each have  sole  power  to
      dispose  of  the 47,600 shares owned  by  the  funds.
      Members  of  the family of Edward C. Johnson  3d  are
      the  predominant owners, directly or through  trusts,
      of  Series  B  common shares of FMR LLC, representing
      49  percent  of  the voting power of  FMR  LLC.   The
      Johnson   family  group  and  all  other   Series   B
      shareholders   of  FMR  LLC  have  entered   into   a
      shareholders'  voting  agreement  under   which   all
      Series B shares will be voted in accordance with  the
      majority  vote of Series B shares.  Neither  FMR  LLC
      nor  Edward C. Johnson 3d has the sole power to  vote
      or  direct the voting of the shares owned directly by
      the  Fidelity  funds, which power  resides  with  the
      funds' Boards of Trustees.  Fidelity carries out  the
      voting   of   the  shares  under  written  guidelines
      established   by  the  funds'  Boards  of   Trustees.
      Pyramis   Global   Advisors,  LLC   ("Pyramis"),   an
      indirect  wholly-owned subsidiary of FMR LLC  and  an
      investment  adviser registered under  the  Investment
      Advisers   Act,   is   the   beneficial   owner    of
      13,200   shares  as  a  result  of  its  serving   as
      investment   manager   of   institutional   accounts,
      non-U.S.   mutual   funds  or  investment   companies
      registered under the Investment Company Act  of  1940
      owning  such  shares.   Edward  C.  Johnson  3d   and
      FMR  LLC,  through its control of Pyramis,  each  has
      sole  dispositive power over 13,200 shares  and  sole
      power   to   vote   or  to  direct  the   voting   of
      13,200 shares owned by the institutional accounts of funds advised by Pyramis, as reported above.

      SHARE OWNERSHIP OF MANAGEMENT AND DIRECTORS

  The  following  table sets forth certain  information
as   of  January  31,  2014  regarding  the  beneficial
ownership of Seaboard's common stock by each of our directors and director nominees, each of our executive officers named in the Summary Compensation Table on page 9 and all of our directors and executive officers as a group.

         Name of                    Amount and Nature of        Percent
     Beneficial Owner               Beneficial Ownership       of Class
     __________________________________________________________________________

     Steven J. Bresky                   902,521.24 (1)           76.0%
     David A. Adamsen                        20                    *
     Douglas W. Baena                       100                    *
     Edward I. Shifman, Jr.                   5                    *
     Robert L. Steer                        - 0 -                  *
     David M. Dannov                         10                    *
     Edward A. Gonzalez                     - 0 -                  *
     Terry J. Holton                        - 0 -                  *
     All directors and executive        902,716.24               76.0%
     officers as a group (17 persons)
____________

(1)  The   nature  of  the  beneficial  ownership  of  the
     shares reported is set forth in footnote (1) to the table under "Principal Stockholders" above.

* Less than one percent.

            ITEM 1:  ELECTION OF DIRECTORS

  Effective  January 27, 2014, our Board  of  Directors
has  reduced the number of directors from five to  four
directors,  and  has nominated the  persons  set  forth
below   for  election  at  the  annual  meeting.    The
reduction in the number of directors was due to the death of director Joseph E. Rodrigues during 2013.
Unless otherwise specified, proxies will be voted in favor of the election as directors of the following four persons for a term of one year and until their successors are elected and qualified.

                             Principal Occupations and  Positions
                           and Specific Experience, Qualifications,    Director
Name                  Age           Attributes or Skills                 Since
_______________________________________________________________________________

Steven J. Bresky       60  Director, Seaboard Corporation; President and   2005
                           Chief Executive Officer (since July 2006),
                           Seaboard Corporation; Manager, Seaboard
                           Flour (since 2006). Mr. Bresky is particularly qualified to be a Director of Seaboard based on his experience in working for Seaboard for more than 30 years, including acting as President of Seaboard Corporation and as President of Seaboard's Overseas Division.

David A. Adamsen       62  Director and Member of Audit Committee,         1995
                           Seaboard Corporation; former Vice
                           President-Wholesale Sales (January
                           2009-2010), C&S Wholesale Grocers
                           (wholesale food distribution company).
                           Mr. Adamsen has worked for more than 35 years in the food, food distribution, and food manufacturing businesses. His experience and knowledge make him qualified as a Director for Seaboard.

Douglas W. Baena       71  Director and Chairman of Audit Committee,       2001
                           Seaboard Corporation; self-employed (since
                           1997), engaging in facilitation of equipment lease financings and consulting, doing business as CreditAmerica Corporation.
                           Mr. Baena has an educational background in accounting and has experience working as a Certified Public Accountant. He also has experience arranging lease financing transactions for companies. This accounting and finance background provides experience and attributes which are desirable for a Seaboard Director.

Edward I. Shifman, Jr. 70  Director and Member of Audit Committee,         2009
                           Seaboard Corporation.  Mr. Shifman is
                           retired and has experience working as a
                           banker for more than 30 years for various financial institutions, providing experience qualifying him to serve as a Director.

  Edward  I.  Shifman, Jr. is a first cousin of  Steven
J. Bresky.

  There are no arrangements or understandings between any nominee and any other person pursuant to which such nominee was nominated.

  In  case  any  person  or persons  named  herein  for
election as directors are not available for election at
the  annual  meeting,  proxies  may  be  voted  for   a
substitute nominee or nominees (unless the authority to
vote for all nominees or for the particular nominee who
has  ceased  to  be a candidate has been withheld),  as
well   as  for  the  balance  of  those  named  herein.
Management  has no reason to believe that  any  of  the
nominees   for  the  election  as  director   will   be
unavailable.

  The Board of Directors recommends that you vote for the election as directors of the four persons listed above.

            BOARD OF DIRECTORS INFORMATION

Meetings of the Board

  The  Board of Directors held five meetings in  fiscal
2013,  three of which were telephonic meetings.   Other
actions  of  the  Board  of  Directors  were  taken  by
unanimous  written consent, as
needed.   Each director attended more  than  75 percent
of the aggregate of the total number of meetings of the Board of Directors and the total number of meetings held by all committees of the Board on which he served.

  Seaboard   does   not  have  any   policy   requiring
directors  to  attend  Seaboard's  annual  meeting   of
stockholders, although generally the directors have attended Seaboard's annual stockholders' meetings. All directors attended the 2013 annual meeting.

Controlled Corporation

  Seaboard is a "controlled corporation," as defined in the rules of the NYSE MKT, because more than 50 percent of the voting power of Seaboard is owned by the Seaboard Flour Entities. As such, Seaboard is exempted from many of the requirements regarding Board of Director committees and independence. The members of our Board of Directors who are independent within the meaning of the NYSE MKT listing standards are David A. Adamsen, Douglas W. Baena and Edward I.
Shifman, Jr.

Board Leadership Structure and Role in Risk Oversight

  Steven  J. Bresky serves as both Seaboard's principal
executive  officer and Chairman of the  Board.   Steven
J.  Bresky  is  the  beneficial owner of  approximately
76.0  percent of Seaboard, and has more than 30  years'
experience  with Seaboard.  Seaboard does  not  have  a
lead  independent  director.   Seaboard  believes  that
Steven J. Bresky has a sufficient vested interest in Seaboard on the basis of his stock ownership position, and has the experience necessary to lead Seaboard as both the principal executive officer and Chairman of the Board.

  The   Audit  Committee  of  the  Board  of  Directors
provides risk oversight of Seaboard with respect to the
audit  of  Seaboard's financial statements,  Seaboard's
internal  audit  function  and  any  financial  matters
reported to Seaboard's Vice President of Internal Audit
or  other Seaboard representative.  The Audit Committee
administers  this  oversight  function  through   Audit
Committee  meetings  and periodic meetings  in  private
with  Seaboard's  auditors, KPMG, and  Seaboard's  Vice
President  of  Internal Audit.  The Board of  Directors
does not have any other significant oversight function,
aside   from  performance  of  the  Board  of  Director
function  through  periodic  meetings.   The  Board  of
Directors does not believe that its role in risk oversight of Seaboard has any significant effect on the Board's leadership structure.

Committees of the Board

  Seaboard's  Board  of Directors  has  established  an
Audit Committee.  There currently are no other standing
executive, compensation, nominating or other committees
of   Seaboard's  Board  of  Directors,  or   committees
performing similar functions of the Board.

  Audit  Committee.  Seaboard's Board of Directors  has
established  an  Audit Committee  comprised  solely  of
independent  directors.   The  members  of  the   Audit
Committee  are David A. Adamsen, Douglas W.  Baena  and
Edward  I. Shifman, Jr.  Mr. Baena is Chairman  of  the
Audit  Committee.   The  Audit  Committee  selects  and
retains  independent auditors and assists the Board  in
its  oversight of the integrity of Seaboard's financial
statements,   including   the   performance   of    our
independent  auditors  in their  audit  of  our  annual
financial  statements.  The Audit Committee
meets with management and the independent auditors,  as
may be required.  The  independent  auditors  have full
and free  access  to  the  Audit Committee, without the
presence  of  management.  The  Board of  Directors has
determined  that  Douglas  W.  Baena   is   an   "audit
committee   financial  expert"  and  is  "independent,"
within the meaning of the  listing  standards  of  NYSE
MKT.  The  Audit Committee held four meetings in fiscal
2013, two of which  were telephonic meetings.

Director Nominations

  The  Board  of Directors believes it is not necessary
to  have a separate nominating committee because of the
low turnover of Board of Director seats and because the
entire   Board   of  Directors  participates   in   the
consideration of director nominees.  There currently is
no  charter that establishes procedures for the Board's
consideration of director nominees.  The Board believes
that  it  should be comprised of directors with varied,
complementary  backgrounds, and that directors  should,
at  a  minimum, have expertise that may  be  useful  to
Seaboard.   Directors should also possess  the  highest
personal and professional ethics, and should be willing
and  able  to  devote the required amount  of  time  to
Seaboard's business.  In determining whether a director
should be retained and stand for re-election, the Board
also   considers   that   member's   performance    and
contribution  to the Board during his tenure  with  the
Board.   Seaboard's policy is to consider nominees  who
are  submitted by stockholders on a case-by-case basis.
All    nominees,   including   those    submitted    by
stockholders,  will  be evaluated using  generally  the
same  methods and criteria, although those methods  and
criteria are not standardized and may vary from time to
time.   The Board does not have any policy with respect
to   diversity  and  does  not  consider  diversity  in
identifying nominees for Director.

Communication with the Board

  The  Board  of Directors does not provide  a  process
for  stockholders to send communications to  the  Board
because  it  believes that the process available  under
applicable federal securities laws for stockholders  to
submit   proposals  for  consideration  at  the  annual
meeting is adequate.

Compensation of Directors

  The following table shows the compensation received by each member of our Board of Directors (other than those who are named executive officers in the Summary
Compensation table on page 9) for service on the Board in 2013.

                       Director Compensation Table

                              Fees Earned      All Other
                            or Paid in Cash   Compensation    Total
                            _______________   ____________   _______

          Douglas W. Baena       $70,500         - 0 -       $70,500
          David A. Adamsen       $62,500         - 0 -       $62,500
          Edward I. Shifman, Jr. $62,500         - 0 -       $62,500
          Joseph E. Rodrigues    $12,500         - 0 -       $12,500
__________

  Each    non-employee   director   received    $12,500
quarterly  and  an additional $2,000  per  quarter  for
service  on  the  Audit Committee of  the  Board.   The
Chairman  of  the  Audit  Committee  also  received  an
additional   $2,000  per  quarter.   Each  non-employee
director also receives an additional $1,500 for each in-person Board or Audit Committee meeting. All director compensation represents fees paid in cash only.

     EXECUTIVE COMPENSATION AND OTHER INFORMATION

  The  following  table shows all compensation  earned,
during  the  fiscal  years  indicated,  by  the   Chief
Executive Officer, the Chief Financial Officer and the three other highest paid executive officers of Seaboard
(the "Named Executive Officers") for such period in all capacities in which they have served:

                        Summary Compensation Table

                                             Change in
                                           Pension Value
                                         and Non-Qualified
 Name                                         Deferred
 and                                        Compensation   All Other
Principal                Salary(1) Bonus(2)  Earnings(3) Compensation(4)  Total
Position           Year     ($)      ($)        ($)            ($)         ($)
_______________________________________________________________________________

Steven J. Bresky    2013  890,000 1,100,000    (41,913)     203,432   2,151,519
President,          2012  880,000 1,200,000  4,168,878      148,317   6,397,195
Chief Executive     2011  865,000 1,200,000  3,008,397      117,271   5,190,668
Officer

Robert L. Steer     2013  700,000 1,000,000    296,502      143,073   2,139,575
Executive Vice      2012  680,000 1,100,000  2,087,213      132,790   4,000,003
Presidend,          2011  660,000 1,100,000  1,574,036      125,564   3,459,600
Chief Financial
Officer

David M. Dannov     2013  432,000   650,000    (38,144)     108,352   1,152,208
President, Seaboard 2012  420,000   850,000  1,483,751       86,623   2,840,374
Overseas Trading    2011  395,000   675,000  1,499,859      103,648   2,673,507
Group

Edward A. Gonzalez  2013  432,000   600,000   (275,024)      88,538     845,514
President, Seaboard 2012  420,000   750,000  1,502,311       78,510   2,750,821
Marine Ltd.         2011  410,000   600,000    678,711       82,005   1,770,716

Terry J. Holton(5)  2013  432,000   900,000    773,696      120,043   2,225,739
President, Seaboard 2012  420,000   900,000  1,186,008       81,217   2,587,225
Foods LLC           2011  304,500   450,000    494,975       58,380   1,307,855
__________

(1) Salary   includes    amounts  deferred  at the election
    of the Named Executive Officers under Seaboard's 401(k)
    Retirement Savings Plan,the Seaboard  Corporation  Non-
    Qualified

    Deferred   Compensation   Plan    and   the   Executive
    Deferred   Compensation    Plan,    such   plans  being
    described below under "Benefit Plans."

(2) Reflects     guaranteed     bonus,    under  Employment
    Agreements  described below,  and  discretionary  bonus
    earned, and includes amounts  deferred  at the election
    of the Named Executive Officers under Seaboard's 401(k)
    Retirement  Savings  Plan, the   Seaboard   Corporation
    Non-Qualified  Deferred   Compensation   Plan  and  the
    Executive Deferred Compensation Plan described below under "Benefit Plans."

(3) Reflects  the  actuarial  increase  (decrease)  in  the
    present value of the Named Executive Officer's benefits
    under  all  retirement plans, for which information  is
    provided  in  the Pension Benefits table  on  page  15,
    determined  using  interest  rate  and  mortality  rate
    assumptions,  consistent with those used in  Seaboard's
    financial  statements.  These amounts for 2013  are  as
    follows:   S.  Bresky, ($243,887); R.  Steer,  $99,870;
    D.  Dannov,  ($43,660);  E. Gonzalez,  ($275,024);  and
    T.  Holton,  $732,063.  These amounts for 2012  are  as
    follows:   S. Bresky, $4,027,100; R. Steer, $1,949,185;
    D.  Dannov,  $1,479,879; E. Gonzalez,  $1,502,311;  and
    T.  Holton, $1,156,385.  These amounts for 2011 are the
    amounts set forth in the Summary Compensation Table for
    2011.   The amounts for 2013 and 2012 also reflect  the
    above-market  earnings  on  contributions   under   the
    Investment  Option Plan described below.   The  amounts
    for   2013   are  as  follows:   S.  Bresky,  $201,974;
    R.  Steer, $196,632; D. Dannov, $5,516; and T.  Holton,
    $41,633.    The  amounts  for  2012  are  as   follows:
    S.  Bresky,  $141,778; R. Steer, $138,028;  D.  Dannov,
    $3,872;  and T. Holton, $29,623.  For 2011, there  were
    no    above-market   or   preferential   earnings    on
    contributions   under   the  Investment   Option   Plan
    described below.

(4) Included   in  All  Other  Compensation  are   Seaboard
    matching contributions under the Non-Qualified Deferred
    Compensation  Plan, such plan being   described   below
    under "Benefit Plans."  These  amounts  for 2013 are as
    follows:   S.  Bresky,  $56,214;  R.   Steer,  $47,284;
    D.   Dannov,  $30,960;   E.  Gonzalez,   $28,445;   and
    T. Holton, $32,945.

    Also   included   in  All  Other Compensation  are  the
    amounts  earned   for   unused paid  time  off.   These
    amounts   for  2013   are   as  follows:   S.   Bresky,
    $20,538;  R.  Steer,   $26,924;  D.   Dannov,  $16,615;
    E. Gonzalez, $16,615; and T. Holton, $16,615.

    Also   included   in   All   Other   Compensation   are
    Seaboard's  contributions  to   its  401(k)  Retirement
    Savings   Plan  on  behalf   of   the  Named  Executive
    Officers,  amounts  paid  for   disability   and   life
    insurance   and  individual   perquisites,    including
    amounts  paid as an automobile  allowance,   fuel  card
    usage,  personal  usage  of   Seaboard's   airplane,  a
    gross-up for related taxes.   Reimbursement  for  taxes
    owed  on the above-stated items total  as  follows  for
    each  of  the  Named  Executive   Officers   for  2013:
    S.  Bresky,  $51,586;  R. Steer, $24,380;   D.  Dannov,
    $21,859;    E.  Gonzalez,  $13,857;   and  T.   Holton,
    $25,824.

(5) Mr.  Holton was promoted to President of Seaboard Foods
    LLC   in   December   2011,  and  was not previously an
    executive officer of Seaboard.

                EMPLOYMENT ARRANGEMENTS
             WITH NAMED EXECUTIVE OFFICERS

  Seaboard and each Named Executive Officer is a party to an Employment Agreement with Seaboard, which was amended and restated in 2012. Each of the Employment
Agreements contains the following principal terms:

  S.  Bresky's Employment Agreement has a term  of  one
year,  and  renews annually for one year terms,  unless
terminated by Seaboard.  The Employment Agreements  for
the  other Named Executive Officers have terms of three
years,  and renew annually for three year terms through
a    date   certain,   ranging   from   December    31,
2015 - December 31, 2021, and then renew annually for one year terms, unless terminated by Seaboard.

  The Employment Agreements provide for payment of the following initial Base Salary and minimum Annual Bonus for each NEO:

                     Initial Base Salary    Minimum Annual Bonus
                     ___________________________________________

S. Bresky                 $880,000               $450,000
R. Steer                  $680,000               $450,000
D. Dannov                 $420,000               $400,000
E. Gonzalez               $420,000               $400,000
T. Holton                 $420,000               $500,000

Payments Upon Certain Events

  The  Employment Agreements each continue  to  provide
for  the  payment of severance upon the termination  of
employment  in certain circumstances.  Following  is  a
summary  of the amounts which would be paid by Seaboard
to  each  Named Executive Officer if, on  December  31,
2013,   his  employment  was  involuntarily  terminated
without "Cause," or if he resigned for "Good Reason," as those terms are defined in the Employment Agreement for each Named Executive Officer:

                     Accrued Bonus                      Lump Sum
                   through 12/31/13      Severance     Severance
                    - Payable 30       Payable Over   Payable One
                      Days After       One Year in     Year After
                   Termination Date    Installments    Termination      Total
                         ($)               ($)            ($)            ($)
                   ____________________________________________________________

Steven J. Bresky      1,200,000           890,000      1,200,000      3,290,000
Robert L. Steer       1,100,000           700,000      4,700,000      6,500,000
David M. Dannov         850,000           432,000      3,414,000      4,696,000
Edward A. Gonzalez      750,000           432,000      3,114,000      4,296,000
Terry J. Holton         900,000           432,000      3,564,000      4,896,000

  The Board of Directors has approved for each of the Named Executive Officers the right to use Seaboard's airplane for personal use. S. Bresky was allotted
25.8 hours of flight time for personal use for 2013 and 20 hours of flight time for personal use for 2014.
Each of the other Named Executive Officers was allotted
10 hours of flight time for personal use for each of 2013 and 2014. Seaboard also will pay each of the Named Executive Officers for the incidental fees and expenses incurred related to the flights, including ground transportation, and a "tax gross-up" of the estimated federal and state income taxes each will incur as a consequence of this benefit.

                     BENEFIT PLANS

409A   Executive  Retirement  Plan  and  Cash   Balance
Retirement Plan

  The  Seaboard  Corporation 409A Executive  Retirement
Plan   (the   "Executive  Retirement  Plan")   provides
retirement benefits for a select group of the  officers
and  managers, including the Named Executive  Officers,
other than E. Gonzalez.  The Executive Retirement  Plan
was  amended  and restated effective January  1,  2013.
The  Executive  Retirement Plan gives  credit  for  all
years  of service with Seaboard, both before and  after
becoming  a  participant. For years of  service  before
becoming a participant (pre-participation service), the
benefit  is equal to 0.65 percent of the final  average
remuneration  (salary plus bonus) of  the  participant,
plus 0.50 percent of final average remuneration of  the
participant  in  excess  of  Social  Security   Covered
Compensation,   all  multiplied  by  the  participant's
pre-participation service. For years of  service  after
becoming  a  participant (post-participation  service),
the  benefit  is  equal  to 2.5 percent  of  the  final
average remuneration of the participant, multiplied  by
the  participant's years of post-participation service.
The   amendment   to  the  Executive  Retirement   Plan
effective   January  1,  2013  limits,  and   in   some
circumstances    establishes,   the    final    average
remuneration and limits the years of post-participation
service eligible to calculate the benefit.  The benefit
amount  determined  by the formula is  reduced  by  the
following:  (i) the amount such participant has accrued
under  the Seaboard Corporation Pension Plan (described
below); and (ii) the benefit earned under the Executive
Retirement Plan from 1994 through 1996 that resulted in
cash payments from the plan that were based on the cost
to purchase such benefit.  Benefits under the Executive
Retirement   Plan  are  currently  unfunded.    As   of
December  31,  2013,  all  of the  participating  Named
Executive Officers were fully vested, as defined in the
Executive Retirement Plan.  For the accrued benefit  as
of  December  31,  2012 (the "Pre-2013  Benefit"),  the
ordinary form of payment of the benefit is pursuant  to
a  "Single  Lump Sum Payment," which is  equivalent  in
value  to  the  benefit  described  above,  payable  in
"Single    Life    Annuity"   form.    Under    certain
circumstances, the Executive Retirement Plan allows for
optional forms of payment of the Pre-2013 Benefit.   If
the  Pre-2013 Benefit will be paid pursuant to  a  lump
sum,  then  payment will be made upon the  earlier  of:
(i)   the  seventh  month  following  separation   from
service;  (ii)  any change of control of  Seaboard;  or
(iii)  death  or  disability.  If the Pre-2013  Benefit
will be paid pursuant to an annuity, payment will begin
in  the seventh month following the month in which  the
participant  has  a  separation  from  service,  or  at
age  62,  if later; or pursuant to a lump sum,  in  the
event of the death or disability of the participant, or
any  change of control of Seaboard.  The portion of the
benefit   which   accrues  after  December   31,   2012
("Post-2012 Benefit") will be calculated as a lump  sum
on  a  date  specified in the plan, and for  the  Named
Executive  Officers other than R. Steer,  this  balance
will  be increased or decreased based on the return  of
certain  investments  selected by the  participant  and
paid   upon  the  earlier  of:  (i)  the
participant's separation from service; (ii) a change of
control;  or  (iii)  the  death  or  disability  of the
participant.  For R. Steer  and  the  participants  who
are not Named Executive Officers, the Post-2012 Benefit
will be  paid  as a lump sum on the earlier of: (i) the
date specified in the  plan;  (ii)  the  seventh  month
following  separation  of  service; (iii) any change of
control of Seaboard;  or (iv) death or disability.  The
table  in the  Seaboard  Corporation Pension  Plan  and
Seaboard  Defined Benefit Plan section below sets forth
estimates of the  present value as of December 31, 2013
of the accumulative benefits that would be  payable  to
the  Named  Executive  Officers  under  the   Executive
Retirement Plan  at  the  earliest unreduced age (i.e.,
age 62)  for  pre-participation and  post-participation
service  (note  that   S.   Bresky,  R.  Steer  and  D.
Dannov began participating  in  this plan on January 1,
1994,  and T.   Holton  began  participating  in   this
plan    on   January  1, 1997),  which  estimates   are
calculated  based on   the  assumptions  described   in
Footnote  10   of  Seaboard's 2013 financial statements
contained  in  its Annual Report.

  The   Seaboard  Corporation  Cash  Balance  Executive
Retirement  Plan  (the "Cash Balance Retirement  Plan")
provides retirement benefits for a select group of  the
officers    of    Seaboard's    subsidiary,    Seaboard
Marine  Ltd., including E. Gonzalez.  The Cash  Balance
Retirement  Plan  was  amended and  restated  effective
January 1, 2013 and dated December 21, 2012.  The  Cash
Balance Retirement Plan provides an alternative benefit
in  lieu of the Executive Retirement Plan because of  a
change  in  tax  law  which provided  for  adverse  tax
consequences to the employees of Seaboard  Marine  Ltd.
The  benefit under the Cash Balance Retirement Plan  is
structured to approximate the benefit which would  have
been  payable  to  the participant had  he  remained  a
participant in the Executive Retirement Plan; provided,
however, pursuant to the Cash Balance Retirement  Plan,
each  participant must recognize income  equal  to  the
annual increase in the accrued benefit under the  plan,
and  Seaboard makes a cash distribution under the  plan
in  an  amount equal to the estimated amount  of  taxes
which will be incurred by the participant based on  the
income  recognized, which cash distribution is deducted
from the amount of the accrued benefit.  In conjunction
with  the adoption of the plan, each participant agreed
that  the  accrued vested benefit under  the  Executive
Retirement   Plan  would  be  paid  pursuant   to   the
provisions  of the Cash Balance Retirement  Plan.   The
accrued benefit under the Cash Balance Retirement  Plan
will  be determined for each participant as of  a  date
set  forth in the plan, on which date no further  years
of  service will accrue for purposes of calculating the
benefit.  The accrued benefit as of this date  will  be
increased  or  decreased based  on  deemed  investments
selected by the participant, and will be paid upon  the
earlier of:  (i) a separation of service; (ii) a change
in  control  of Seaboard; or (iii) death or disability.
Payment  of  all  or a portion of the  benefit  may  be
delayed by up to six months in accordance with the then
applicable  provisions  of the Internal  Revenue  Code.
The  benefit under the Cash Balance Retirement Plan  is
currently   unfunded.   The  table  in   the   Seaboard
Corporation   Pension  and  Seaboard  Defined   Benefit
Pension  Plan section below sets forth an  estimate  of
the  present  value  as of December  31,  2013  of  the
accumulative   benefit  that  would   be   payable   to
E.  Gonzalez under the Cash Balance Retirement Plan  at
the   earliest  unreduced  age  (i.e.,  age  62),   not
considering  the  distributions  paid  to   each   such
participant prior to age 62 in an amount equal  to  the
estimated  income  taxes  required  to  be  paid  as  a
consequence of the plan for years prior to  payment  of
the  lump  sum  benefit, which estimate  is  calculated
based on the same assumptions described in Footnote  10
of  Seaboard's  financial statements contained  in  its
Annual   Report.   Note  that  E.  Gonzalez  became   a
participant  in  the  Executive  Retirement   Plan   on
January  1,  2005;

however, he has been awarded  three additional years of
service, such that he is deemed  to  have   joined  the
plan  effective  January  1,  2002.  Accordingly,   the
table in the Pension Benefits  section below   reflects
the    pre-participation and post-participation service
based on  this  date.   Such service is  credited under
the Cash Balance Retirement Plan.

Seaboard Corporation Pension Plan and Seaboard  Defined
Benefit Pension Plan

  Seaboard  provides defined benefits for its  domestic
salaried and clerical employees who began employment on
or before December 31, 2013 upon retirement through the
Seaboard  Corporation  Pension Plan  (the  "Corporation
Plan")  or  the Seaboard Defined Benefit  Pension  Plan
(the   "Defined   Benefit  Plan")   (collectively   the
"Plans").   Beginning  in  fiscal  1997,  each  of  the
individuals  named  in the Summary  Compensation  Table
participated   in  the  Corporation  Plan.    Effective
January   1,  2010,  the  Defined  Benefit   Plan   was
established,   receiving  assets  from   and   assuming
liabilities  of  the  Corporation  Plan.    The   Named
Executive  Officers other than E. Gonzalez  participate
in  the  Corporation Plan, and E. Gonzalez participates
in  the  Defined Benefit Plan.  The benefits under  the
Corporation Plan and the Defined Benefit Plan  are  the
same.   Benefits  under the Plans generally  are  based
upon the number of years of service and a percentage of
final average remuneration (salary plus bonus), subject
to  limitations under applicable federal  law.   As  of
December  31, 2013, all of the Named Executive Officers
were fully vested, as defined in the Plans.  Under  the
Plans, the benefit payment for a married participant is
pursuant  to a "50 Percent Joint and Survivor Annuity."
This  means  the  participant will  receive  a  monthly
annuity  benefit for his/her lifetime, and an  eligible
surviving spouse will receive a lifetime annuity  equal
to  50  percent  of  the  participant's  benefit.   The
payment of the benefit for an unmarried participant  is
pursuant  to  a "Single Life Annuity." The Plans  allow
for   optional   forms   of   payment   under   certain
circumstances.   The normal retirement  age  under  the
Plans  is  age  65.   However, unreduced  benefits  are
available  at  age 62 with five years of service.   The
Pension Benefits table below shows the present value of the accumulated benefits that would be payable under the Plans at the earliest unreduced commencement age
(i.e., age 62).

  Each  of  the  Named Executive Officers  (other  than
T.  Holton)  is 100 percent vested under  a  particular
defined   benefit  ("Benefit")  that  was   frozen   at
December  31, 1993 as part of the Plans.  A  definitive
actuarial determination of the benefit amounts was made
in  1995.   The annual amounts payable upon  retirement
after  attaining  age  62 under  this  Benefit  are  as
follows:    S.  Bresky,  $32,796;  R.  Steer,  $15,490;
D.  Dannov, $8,346; and E. Gonzalez, $2,643.  Under the
Plans,  the  payment of this benefit is pursuant  to  a
"Ten-Year Certain and Continuous Annuity."  This  means
the participant would receive a monthly annuity benefit
for his/her lifetime and, if the participant dies while
in  the  ten-year certain period, the  balance  of  the
ten-year  benefit  would be paid to his/her  designated
beneficiary.  If the participant dies while employed by
Seaboard   or   after  retirement,   but   before   the
commencement  of  benefits, monthly payments  would  be
made to the participant's beneficiary in the form of  a
100  percent  joint  and survivor benefit.   The  Plans
allow for optional forms of payment under certain circumstances.

  The  following table sets forth the Years of Credited
Service, the Present Value of the Accumulated Benefit and the Payments during the last fiscal year, pursuant to the specified Plans for each of the Named Executive
Officers.

                                Pension Benefits

                                                          Present    Payments
                                              Years of  Value of      During
                                              Credited  Accumulated Last Fiscal
                                               Service   Benefit       Year
   Name                 Plan Name                 (#)      ($)          ($)
_______________________________________________________________________________

Steven J. Bresky  Executive Retirement Plan(1)    34
                     Pre-2013 Benefit                   14,833,668     - 0 -
                     Post-2012 Benefit                   1,115,957     - 0 -
                  Corporation Plan                31       872,043     - 0 -

Robert L. Steer   Executive Retirement Plan(1)    29
                     Pre-2013 Benefit                    8,530,708      - 0 -
                     Post-2012 Benefit                     599,315      - 0 -
                  Corporation Plan                26       478,364      - 0 -

David M.          Executive Retirement Plan(1)    26
Dannov               Pre-2013 Benefit                    4,837,427      - 0 -
                     Post-2012 Benefit                     355,124      - 0 -
                  Corporation Plan                23       376,709      - 0 -

Edward A.         Cash Balance Retirement Plan(1) 24     3,359,441      - 0 -
Gonzalez          Defined Benefit Plan            24       323,936      - 0 -

Terry J.          Executive Retirement Plan(1)    19
Holton               Pre-2013 Benefit                     2,692,096     - 0 -
                     Post-2012 Benefit                      901,281     - 0 -
                  Corporation Plan                19        386,155     - 0 -
_____________

(1) Credited   years  of  post-participation    service
    (service   after   becoming   a   participant)  for
    S. Bresky,  R. Steer and D. Dannov is 20 years, for
    E. Gonzalez is 12 years, and for T. Holton is 17 years. The credited years of pre-participation service (service prior to becoming a participant) for each of the Named Executive Officers is as follows: S. Bresky, 14; R. Steer, 9; D. Dannov, 6;
    E. Gonzalez, 12; and T. Holton, 2.

Non-Qualified Deferred Compensation Plan

  In  2005,  Seaboard adopted the Seaboard  Corporation
Non-Qualified Deferred Compensation Plan (the "Deferred
Compensation  Plan"), which gives  a  select  group  of
management or highly-compensated employees the right to
defer  salary  and bonus to be paid by  Seaboard  at  a
later time, all in accordance with applicable ERISA and
income  tax laws and regulations.  No income taxes  are
payable   by  the  participants  on  amounts   deferred
pursuant  to the Deferred Compensation Plan until  they
are paid to the participant.  The Deferred Compensation
Plan  also  provides for a Company contribution  to  be
credited   to  participants  in  an  amount  equal   to
Seaboard's  401(k)  Retirement  Savings  Plan  matching
percentage,  3  percent for 2013, of each
participant's deferral pursuant to  the  Plan,  and  of
each participant's annual compensation in excess of the
Tax  Code limitation on the amount of compensation that
can be taken into   account  under  Seaboard's   401(k)
Retirement  Savings  Plan (the  "401(k)  Match").   The
amount of such limitation for Seaboard was $250,000 in 2013 and $245,000 in 2012 and 2011.

  Through  2008,  each of the Named Executive  Officers
was  a  participant in the Deferred Compensation  Plan.
Effective  January  1, 2009, the plan  was  amended  to
provide that E. Gonzalez was no longer allowed to  make
deferrals under the Deferred Compensation Plan, and the
401(k)  Match  was not made pursuant  to  the  Deferred
Compensation   Plan  for  compensation   earned   after
January 1, 2009; however, amounts deferred prior to January 1, 2009 remained subject to the plan.

  All amounts deferred and all Company contributions credited are included in the amounts reported in the Summary Compensation Table above.

                 Non-Qualified Deferred Compensation Plan

                                                                      Aggregate
                  Executive     Registrant   Aggregate                 Balance
               Contributions  Contributions   Earnings     Aggregate    atLast
                   in Last       in Last       in Last    Withdrawals/  Fiscal
               Fiscal Year(1) Fiscal Year(2) Fiscal Year Distributions Year End
      Name            ($)          ($)           ($)          ($)         ($)
_______________________________________________________________________________

Steven J. Bresky   1,194,148      57,438     1,242,084      - 0 -     9,657,888
Robert L. Steer      854,577      47,651       907,514      - 0 -     6,580,657
David M. Dannov      577,950      39,238        85,688      - 0 -       994,402
Edward A. Gonzalez     - 0 -       - 0 -         2,957   (196,855)        - 0 -
Terry J. Holton      373,525      27,307        68,632      - 0 -       550,366
__________

(1) Represents   bonus  earned  in  2012  and  deferred
    when paid in 2013. For S. Bresky and R. Steer, the amount also includes 2013 salary deferral.

(2) Represents   the  401(k) Match  made   by  Seaboard
    based on  2012 compensation and bonus paid in  2013.
    For S. Bresky and R. Steer, amount also includes  a
    portion of Company  match  based  on  2013   salary
    deferral noted in (1).

Seaboard Marine Ltd. 401(k) Excess Plan

  Effective  January  1,  2009,  Seaboard  adopted  the
Seaboard  Marine Ltd. 401(k) Excess Plan  (the  "401(k)
Excess  Plan"),  which provides a benefit  for  certain
employees    of   Seaboard   Marine   Ltd.,   including
E. Gonzalez.  Pursuant to the 401(k) Plan, participants
are   paid   an  amount  equal  to  Seaboard's   401(k)
Retirement Savings Plan matching percentage, which  for
2013,  equaled  3 percent of each participant's  annual
compensation  in excess of the Tax Code  limitation  on
the  amount  of  compensation that can  be  taken  into
account  under  Seaboard's  401(k)  Retirement  Savings
Plan.   The  amount of such limitation was $250,000  in
2013  and  $245,000  for 2012 and  2011.   The  benefit
earned by E. Gonzalez pursuant to this Plan in 2011 and paid to E. Gonzalez in 2012 was $28,000. The benefit earned by E. Gonzalez pursuant to this Plan in 2012 and paid to

E. Gonzalez in 2013 was $23,723.  The benefit earned by
E. Gonzalez pursuant to this Plan  for  2013  ($28,445)
will be paid to him in 2014, and is  included  in   the
Summary Compensation Table above.

Investment Option Plan

  For  the  years  2001-2004, Seaboard established  the
Investment  Option  Plan, which allowed  executives  to
reduce   their  compensation,  and  Seaboard  to   make
contributions,  in  exchange for an option  to  acquire
interests  measured by reference to  three  alternative
investments.   However,  as  a  result  of   U.S.   tax
legislation  passed  in  October  2004,  reductions  to
compensation and contributions by Seaboard  after  2004
were no longer allowed. The exercise price for each investment option was established based upon the fair market value of the underlying investment on the date of grant.

                          Investment Option Plan

                                                                      Net
                                              Aggregate            Aggregate
                    Aggregate                  Balance   Exercise   Balance
                      Earnings    Aggregate     at Last   Price     at Last
                      in Last    Withdrawals/   Fiscal      for      Fiscal
                    Fiscal Year Distributions  Year End   Option    Year End
   Name                 ($)          ($)          ($)        ($)        ($)
_______________________________________________________________________________

Steven J. Bresky      827,641       - 0 -     5,866,891   783,838   5,083,053
Robert L. Steer       818,998       - 0 -     5,805,625   758,938   5,046,687
David M. Dannov        23,078       - 0 -       163,593    21,629     141,965
Edward A. Gonzalez      - 0 -       - 0 -         - 0 -     - 0 -       - 0 -
Terry J. Holton       164,544       - 0 -     1,183,938   167,495   1,016,442

Retiree Medical Benefit Plan

  The  Seaboard  Corporation  Retiree  Medical  Benefit
Plan  provides  family  medical  insurance  to  certain
members  of management, including each Named  Executive
Officer  upon  his  retirement  in  the  event  he  has
attained age 50, and has completed at least 15 years of
service.   This benefit is also furnished in the  event
the    Named   Executive   Officer's   employment    is
involuntarily  terminated  (other  than  if  the  Named
Executive  Officer  unlawfully  converted  a   material
amount of funds), or in the event of a change of control of Seaboard.

  Following is a summary of the present value  cost  to
Seaboard  of  this  benefit for  each  Named  Executive
Officer,  assuming that this benefit was triggered  and
said  medical  insurance  began  to  be  furnished   on
December 31, 2013.

                            Present Value of
                       Retiree Medical Benefit (1)
             Name                  ($)
          __________________________________________

          Steven J. Bresky       342,774
          Robert L. Steer        452,905
          David M. Dannov        464,886
          Edward A. Gonzalez     502,036
          Terry J. Holton        471,550
_________

(1) To calculate the present value of this benefit, the assumptions for claims costs, health care trend, aging on claims, mortality and interest rate are the same as were used to accrue a liability on Seaboard's balance sheet.

Executive Long-Term Disability Plan

  The    Seaboard   Corporation   Executive   Long-Term
Disability Plan provides disability pay continuation to
certain  members  of  management, including  R.  Steer,
D.  Dannov, E. Gonzalez and T. Holton upon a  long-term
illness  or  injury that prevents the participant  from
being able to perform his duties.  Benefits are payable
following  a 90 day elimination or waiting period.   In
conjunction   with   the  Seaboard  Corporation   Group
Long-Term Disability Plan, benefits payable are equal to 70 percent of participant's salary and bonus, up to $23,000 per month for R. Steer, and up to $18,000 per month for D. Dannov, E. Gonzalez and T. Holton.

         COMPENSATION DISCUSSION AND ANALYSIS

Overview of Compensation Program

  The   Board  of  Directors  has  responsibility   for
establishing,  implementing  and  monitoring  adherence
with  Seaboard's  compensation philosophy.   The  Board
ensures  that the total compensation paid to the  Named
Executive Officers is fair, reasonable and competitive.

Compensation Philosophy and Objectives

  Seaboard  maintains the philosophy that determination
of compensation for its executive officers by the Board
of  Directors is primarily based upon recognition  that
these   officers   are  responsible  for   implementing
Seaboard's long-term strategic objectives.   The  Board
subjectively    evaluates    both    performance    and
compensation  to  ensure  that Seaboard  maintains  its
ability to attract and retain superior employees in key
positions,  and  that  compensation  provided  to   key
employees  remains competitive relative to compensation
paid  to  similarly  situated executives  of  our  peer
companies.   Seaboard  does  not  maintain  any  equity
compensation plans, such as stock grants or stock options, unlike most of Seaboard's peer companies.

  It  is  the  Board's philosophy that the compensation
of  its  Named Executive Officers should not be subject
to  dramatic increases or decreases based on short-term
operating  performance.   For example,  in  years  when
Seaboard  has higher than historical average  operating
results,  bonuses of the Named Executive  Officers  are
generally  higher, but not reflective of the  potential
compensation that would have been paid to the executive
through equity compensation if Seaboard maintained  any
equity  compensation  plans.   Likewise,  bonuses   for
executives generally do not decline significantly in a year when Seaboard has lower than historical average operating results.

  At  the  2011  Annual  Meeting of  Stockholders,  the
Company  provided stockholders the opportunity to  cast
an  advisory vote on executive compensation and on  the
frequency of holding future advisory votes on executive
compensation.  The stockholders voted to approve, on an
advisory  basis,  the  compensation  of  the  Company's
executive  officers, as described in  the  Compensation
Discussion and Analysis section, the tabular disclosure
regarding   such  compensation  and  the   accompanying
narrative  disclosure set forth in the  Company's  2011
annual  meeting proxy statement.  The Board viewed  the
vote  as  a  strong  expression  of  the  stockholders'
general   satisfaction  with  the   Company's   current
executive compensation programs. Consistent with the stockholders' preference expressed in voting at the 2011 Annual Meeting of Stockholders, the Company's
Board of Directors determined that an advisory vote on the compensation of the Company's executive officers will be conducted every three years. The next such stockholder advisory vote will thus take place at the 2014 Annual Meeting of Stockholders.

Setting Executive Compensation

  Based  on  the  foregoing objectives,  the  Board  of
Directors   establishes  compensation  based   upon   a
subjective review of Company performance and individual performance.

  A    significant   factor   in   determining    total
compensation is that Seaboard does not provide any long-term incentive compensation, such as stock grants or stock options.

2013 Executive Compensation Components

  For the fiscal year ended December 31, 2013, the principal components of compensation for the Named
Executive Officers were:

-    Base salary;

-    Bonus;

-    Retirement and other benefits; and

-    Perquisites and other personal benefits.

  Salaries   and  Bonuses.   To  establish   the   base
salaries  and bonuses for the Named Executive Officers,
the    Board    of   Directors   makes   a   subjective
determination, primarily considering:

- Individual review of the executive's compensation, both individually and relative to other officers;

-    Individual performance of the executive; and

-    Seaboard's operating results.

The 2013 salaries for the Named Executive Officers were
established based on the estimated increase in the cost
of  living.   The  2013 bonuses of the Named  Executive
Officers are reflective of the operating results of Seaboard and/or the area of Seaboard's business for which the Named Executive Officer is responsible, although no specific targets are utilized, and a subjective evaluation of the market data. The amount of bonuses is more dependent upon Seaboard's operating results than base salaries. The Employment Agreements for the Named Executive Officers require minimum annual bonus payments.

  Retirement  and Other Benefits.  Each  of  the  Named
Executive  Officers is a participant in  the  Executive
Retirement  Plan  or the Cash Balance Retirement  Plan.
The  benefit  under these plans is generally  equal  to
2.5  percent of the final average remuneration  (salary
plus  bonus)  of  the participant,  multiplied  by  the
participant's  years  of  service  in  the  plan  after
January 1, 1997, subject to a limitation in the  number
of  years  of  service and final average  remuneration.
The  exact amount of the benefits, the offsets  thereto
and   the  benefit  for  years  of  service  prior   to
January 1, 1997 are set forth in more detail on page 15 of this Proxy statement.

  Seaboard  also  maintains a tax-qualified  retirement
savings   plan,  to  which  all  U.S.-based  employees,
including  the Named Executive Officers,  are  able  to
contribute their annual compensation, up to  the  limit
prescribed by the Internal Revenue Service.  For  2013,
Seaboard  matched 50 percent of the first 6 percent  of
compensation  contributed to the  plan.   All  matching
contributions vest fully after completing 5 years of service.

  The Named Executive Officers, in addition to certain other executives, are entitled to participate in the Non-Qualified Deferred Compensation Plan, which gives participants (other than E. Gonzalez) the right to defer salary and bonus to be paid by Seaboard at a later time, all in accordance with applicable ERISA and income tax laws and regulations.

  Seaboard  also  maintains  for  each  of  the   Named
Executive  Officers  and certain other  executives  the
Seaboard  Corporation  Retiree  Medical  Benefit  Plan,
which   provides  family  medical  insurance  to   each
participant upon his retirement:  (i) in the  event  he
has  attained  age  50, and has at least  15  years  of
service;   or  (ii)  in  the  event  the  participant's
employment is involuntarily terminated (other than if the participant unlawfully converted a material amount of funds); or (iii) in the event of a change of control of Seaboard.

  The  Board  believes that Seaboard's  retirement  and
other  benefits are consistent with the  philosophy  of
Seaboard   to   provide  security  and   stability   of
employment  to  the  Named  Executive  Officers  as   a
mechanism to attract and retain these employees.

  Perquisites  and  Other Personal Benefits.   Seaboard
provides  the Named Executive Officers with perquisites
and   other  benefits  that  the  Board  believes   are
reasonable and consistent with its overall compensation
program to better enable Seaboard to attract and retain
superior employees for key positions.  These include an
automobile  allowance, fuel card usage, life insurance,
disability   insurance,  personal  use  of   Seaboard's
airplane up to a specified number of hours, and paid time off and pay for unused paid time off.

Tax Implications

  Pursuant  to  Section 162(m) of the Internal  Revenue
Code,  compensation  in excess of $1  million  paid  by
Seaboard to certain of the Named Executive Officers  is
not   deductible  by  Seaboard,  subject   to   certain
exceptions.  The Board of Directors has considered  the
effect  of  Section  162(m) of the Code  on  Seaboard's
executive  compensation.  The Named Executive  Officers
to   whom   the  162(m)  limitation  applies  deferred,
pursuant  to  the  Non-Qualified Deferred  Compensation
Plan,   any   compensation  for  2013  in   excess   of
$1  million,  such  that Seaboard  will  not  lose  any
deduction for 2013 for compensation paid to these Named
Executive  Officers.   The compensation  in  excess  of
$1  million  paid  to  certain of the  Named  Executive
Officers is not subject to Section 162(m) of the Code.

             COMPENSATION COMMITTEE REPORT

  The  entire Board of Directors (in the absence  of  a
compensation committee) has reviewed and discussed  the
Compensation  Discussion and Analysis set  forth  above
with   management,  and  based  on  this   review   and
discussions,   has  determined  that  the  Compensation
Discussion  and  Analysis  be  included  in  Seaboard's
Annual Report on Form 10-K and this proxy statement.

  The   Board   of   Directors   is   responsible   for
establishing  the compensation for each  of  the  Named
Executive  Officers.  To assist the Board of  Directors
in determining 2013 bonuses and 2014 salaries for these
Named  Executive  Officers,  S.  Bresky  and  R.  Steer
discussed the 2013 bonuses and 2014 salaries  for  each
of   these   Named   Executive  Officers,   considering
Seaboard's   performance  and  each   Named   Executive
Officer's performance during 2013. The 2013 bonuses and 2014 salaries for the Named Executive Officers were subsequently approved by the Board of Directors by unanimous consent.

  The members of the Board of Directors reviewing and discussing the Compensation Disclosure and Analysis are as follows:

       Steven J. Bresky      David A. Adamsen
       Douglas W. Baena      Edward I. Shifman, Jr.

     COMPENSATION COMMITTEE INTERLOCKS AND INSIDER
                     PARTICIPATION

  The  Board  of Directors does not have a Compensation
Committee.   It is the view of the Board  of  Directors
that  Seaboard  need not have a Compensation  Committee
because  Seaboard is controlled by the  Seaboard  Flour
Entities,  and because the full Board of  Directors  is
able  to  perform the functions relative  to  executive
compensation.  The full Board of Directors participated
in   the   consideration  of  executive  and   director
compensation. S. Bresky is a member of the Board of Directors of Seaboard and participates in decisions by the Board regarding executive compensation, other than his own compensation.

  During    2013,    Seaboard   paid   our    director,
J.  Rodrigues, $188,032 under the Executive  Retirement
Plan, the Seaboard Corporation Pension Plan and an individual retirement plan. There will be no further payments to Mr. Rodrigues pursuant to these plans on account of the death of Mr. Rodrigues during 2013.

         RELATED PARTY TRANSACTIONS PROCEDURES

  Seaboard has no formal policy or procedure that must be followed prior to any transaction, arrangement or relationship with a related person, as defined by SEC regulations (e.g., directors, executive officers, any 5 percent shareholder, or immediate family member of any of the foregoing).

  Seaboard  has a written conflict of interest  policy,
which  requires  directors, officers and  employees  to
conduct their non-work activities in a manner that does
not  conflict  with  the  best interests  of  Seaboard.
Annually,  all  officers  and  salaried  employees  are
required  to  complete  a  form  disclosing  all  known
conflicts  of interest.  Seaboard's Director  of  Human
Resources  and  Seaboard's General Counsel  review  and
approve  any disclosed conflicts of interest.   In  the
event any of the executive officers disclosed any conflict of interest, Seaboard's General Counsel would discuss the conflict with Seaboard's Executive Vice
President,  Chief  Financial Officer and/or  Seaboard's
President and Chief Executive Officer. In the event the conflict involved Seaboard's President and Chief
Executive Officer and was otherwise material, the conflict would be reviewed and approved by Seaboard's
Board of Directors.

  In  addition to the procedures to review conflicts of
interest,  annually, Seaboard requires  each  director,
nominee  for  a  director and officer  of  Seaboard  to
complete  a questionnaire which requires disclosure  of
any  transaction  or  loan exceeding  $120,000  between
Seaboard and such person or any member of such person's
immediate   family.   Any  such  matters   which   were
disclosed  would  be  reviewed  by  Seaboard's  General
Counsel  and  discussed with Seaboard's  President  and
Chief   Executive   Officer   and/or   Executive   Vice
President,  Chief  Financial Officer and/or  Seaboard's
Board of Directors, depending on the materiality of the matter. During 2013, there were no such related party transactions in excess of $120,000.

  The     standards    applied    pursuant    to    the
above-described procedures are to provide comfort  that
any  conflict of interest or related party  transaction
is  on  an arms-length basis which is fair to Seaboard.
This  is principally accomplished by ensuring that  the
Seaboard   person  entering  into  or   approving   the
transaction on behalf of Seaboard is independent of the person with the conflict of interest or engaging in the related party transaction with Seaboard.

   ITEM 2:  ADVISORY VOTE ON EXECUTIVE COMPENSATION

  We are providing stockholders the opportunity to cast an advisory vote on executive compensation, as required by Section 14A of the Securities Exchange Act of 1934 ("Exchange Act"). Section 14A was added to the Exchange Act by Section 951 of the Dodd-Frank Wall
Street  Reform and Consumer Protection Act ("Dodd-Frank
Act").

  The  advisory  vote  on executive compensation  is  a
non-binding  vote  on  the compensation  of  Seaboard's
Named   Executive  Officers  disclosed  in  this  proxy
statement,  as required by Section 14A of the  Exchange
Act,  including  the  disclosure  in  the  Compensation
Discussion and Analysis section, the tabular disclosure
regarding   such  compensation  and  the   accompanying
narrative disclosure set forth in this proxy statement.
The Dodd-Frank Act requires us to hold the advisory vote on executive compensation at least once every three years.

  Stockholders  are  being  asked  to   vote   on   the
following resolution:

       RESOLVED,  that the stockholders of  Seaboard
   Corporation  approve, on an advisory  basis,  the
   compensation   of   Seaboard's  Named   Executive
   Officers,   as  disclosed  in  Seaboard's   proxy
   statement   for  the  2014  Annual   Meeting   of
   Stockholders,  including the  disclosure  in  the
   Compensation  Discussion  and  Analysis  section,
   the    tabular    disclosure    regarding    such
   compensation   and  the  accompanying   narrative
   disclosure set forth in such proxy statement.

  This advisory vote on executive compensation is not binding on Seaboard's Board of Directors. However, the Board of Directors will take into account the result of the vote when determining future executive compensation arrangements.

  Adoption   of   this  resolution  will  require   the
affirmative  vote  of the majority  of  the  shares  of
common  stock represented in person or by proxy at  the
meeting.  The Board of Directors recommends a vote  FOR
adoption  of  the resolution approving the compensation
of Seaboard's Named Executive Officers, as disclosed in
this  proxy statement, including the disclosure in  the
Compensation  Discussion  and  Analysis  section,   the
tabular disclosure regarding such compensation and the accompanying narrative disclosure. Properly dated and signed proxies will be so voted unless stockholders specify otherwise.

      ITEM 3:  SELECTION OF INDEPENDENT AUDITORS

  The  Audit  Committee of the Board of  Directors  has
selected  the independent registered public  accounting
firm of KPMG LLP as Seaboard's independent auditors  to
audit  the books, records and accounts of Seaboard  for
the  year ending December 31, 2014.  Stockholders  will
have  an  opportunity to vote at the annual meeting  on
whether  to  ratify the Audit Committee's  decision  in
this  regard.  Seaboard has been advised  by  KPMG  LLP
that  neither  it nor any member or associate  has  any
relationship  with  Seaboard  or  with   any   of   its
affiliates other than as independent accountants and auditors.

  Submission   of  the  selection  of  the  independent
auditors to the stockholders for ratification will not limit the authority of the Audit Committee to appoint another independent certified public accounting firm to serve as independent auditors if the present auditors resign or their engagement otherwise is terminated.
Submission to the stockholders of the selection of independent auditors is not required by Seaboard's bylaws.

  A  representative of KPMG LLP will not be present  at
the  annual  meeting,  and  thus,  will  not  have   an
opportunity   to  make  a  statement  or   respond   to
questions.

  The Board of Directors recommends that you vote for approval of the selection of KPMG LLP.

Independent Auditors' Fees

  The following table presents fees for professional audit services rendered by KPMG LLP for the audit of Seaboard's annual financial statements for 2013 and 2012, and fees billed for other services rendered by KPMG LLP during such years.

         Type of Fee           2013          2012
      _______________________________________________

      Audit Fees(1)         $2,008,664    $1,752,264
      Audit-Related Fees(2)      2,565         7,448
      Tax Fees(3)              217,739       268,813
      All Other Fees(4)          - 0 -         2,248
__________

(1) Audit    Fees,    including    those   for  statutory
    audits, include the aggregate fees paid by us  during
    2013  and 2012 for professional services rendered  by
    KPMG  LLP  for  the  audit of  our  annual  financial
    statements  and  internal  controls  over   financial
    reporting, and the review of financial statements included in our quarterly reports on Form 10-Q.

(2) Audit-Related   Fees   include   the  aggregate  fees
    paid by us during 2013 and 2012 for assurance and related services by KPMG LLP that are reasonably related to the performance of the audit or review of our financial statements and not included in Audit
    Fees.

(3) Tax   Fees   include   the aggregate fees paid by  us
    during   2013  and  2012  for  professional  services
    rendered by KPMG LLP for tax compliance, tax advice and tax planning, including tax audit support and transfer pricing studies.

(4) All   Other   Fees   represent miscellaneous services
    performed in certain foreign countries.

Pre-Approval   of   Audit  and  Permissible   Non-Audit
Services

  The  Audit  Committee  has established  a  policy  to
pre-approve   all   audit  and  permissible   non-audit
services.   Prior to the engagement of the  independent
auditor,  the Audit Committee pre-approves the services
by  category  of service.  Fees are estimated  and  the
Audit  Committee requires the independent  auditor  and
management  to  report  actual  fees,  as  compared  to
budgeted  fees  by  category  of  service.   The  Audit
Committee has delegated pre-approval authority  to  the
Audit  Committee Chairman for engagements of less  than
$25,000.    For   informational  purposes   only,   any
pre-approval  decisions  made by  the  Audit  Committee
Chairman  are  reported at the Audit  Committee's  next
scheduled  meeting.   The percentage  of  audit-related
fees, tax fees and all other fees that were approved by the Audit Committee for fiscal 2013 was 100 percent of the total fees incurred.

Audit Committee Report to Stockholders

  The  Audit  Committee  of Seaboard  is  comprised  of
three  directors who are "independent," as  defined  by
the  NYSE MKT listing standards, and operates  under  a
written  charter.   The  Audit  Committee  Charter   is
available      on      Seaboard's      website       at
www.seaboardcorp.com.

  The   Audit   Committee  has  reviewed  the   audited
financial statements for fiscal year 2013 and discussed
them with management and with the independent auditors,
KPMG  LLP.   The  Audit Committee also  discussed  with
KPMG LLP the matters required to be discussed by the applicable Public Company Accounting Oversight Board standards.

  The   Audit   Committee  has  received  the   written
disclosures   and  the  letter  from  the   independent
auditors  required  by applicable requirements  of  the
Public Company Accounting Oversight Board regarding the
independent  auditor's communications  with  the  Audit
Committee  concerning independence, and  has  discussed
with the independent auditors their independence.   The
Audit  Committee  has  concluded that  the  independent
auditors   currently   meet   applicable   independence
standards.

  The  Audit  Committee  has reviewed  the  independent
auditors'  fees  for audit and non-audit  services  for
fiscal  year  2013.   The  Audit  Committee  considered
whether such non-audit services are compatible with maintaining independent auditor independence and has concluded that they are compatible at this time.

  Based   on   its  review  of  the  audited  financial
statements and the other materials referred to above and the various discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in Seaboard's Annual Report on Form 10-K for the year ended December 31, 2013.

  The   foregoing  has  been  furnished  by  the  Audit
Committee:

      Douglas W. Baena (Chair)     David A. Adamsen

                     Edward I. Shifman, Jr.

ITEM  4:   STOCKHOLDER PROPOSAL REQUESTING SEABOARD  TO
REPORT   ITS   CHARITABLE,   POLITICAL   AND   LOBBYING
CONTRIBUTIONS

Stockholder Proposal

  The  Humane  Society  of the United  States,  2100  L
Street,  NW, Washington, DC 20037, which owns at  least
$2,000 in market value of our Company's common stock, proposes the adoption of the following resolution, and has furnished the following statement in support of its proposal:

       RESOLVED:  That  the  shareholders  request
     that  the Company provide a report -  updated
     semi-annually,      omitting      proprietary
     information, and produced at reasonable  cost
     - disclosing the Company's:

       1.  monetary and non-monetary contributions
     and   expenditures    made    to   non-profit
     organizations operating  under Section 501(c)
     (3)  or  501(c)(4)  of  the  Internal Revenue
     Code,   and   any  other   public  or private
     charitable organizations;

       2.  monetary   and  non-monetary  political
     contributions and expenditures not deductible
     under  Section  162(e)(1)(B)  of the Internal
     Revenue Code,  including  but  not limited to
     contributions or  expenditures  on behalf  of
     political candidates,  parties, committees or
     other  political   entities   organized   and
     operating   under   26   USC Sec.  527 of the
     Internal Revenue Code; and

       3.  any  portion  of  any  dues  or similar
     payments made to any tax exempt organization that is used for expenditure or contribution that, if made directly by the Company, would not be deductible under Section 162(e)(1)(B) of the Internal Revenue Code.

  The report may be posted on the Company's website  to
reduce costs to shareholders and should be itemized  so
as to include the identity of each recipient as well as
the  amount  paid  to each recipient of  the  Company's
funds   that  are  used  for  political  or  charitable
contributions or expenditures, as described above.

Supporting Statement:

  Shareholders are entitled to know how their company is spending its funds for political or charitable purposes, and current disclosure is wholly insufficient to allow the Company's Board and its shareholders to fully evaluate the charitable and political use of corporate assets.

  Company executives exercise wide discretion over  the
use  of  corporate assets for political and  charitable
purposes.   Absent  a  system  of  accountability   for
political   and   charitable   contributions,   Company
executives may use Company's assets for objectives that
are  not  shared  by  and  may be  unfavorable  to  the
interests   of   the  Company  and  its   shareholders,
potentially harming long-term shareholder value.

  Principles of transparency and accountability  should
apply    to    Company   political    and    charitable
contributions.   Such  disclosure  is  consistent  with
transparent   governance  practices  of  publicly-owned
companies.

  If you AGREE with this critical governance reform, please vote FOR this resolution.

Seaboard Position:

  Your Board of Directors recommends a vote AGAINST the adoption of this stockholder proposal.

                     OTHER MATTERS

  The  notice  of meeting provides for the election  of
directors,   the   approval  of  the  compensation   of
Seaboard's  Named Executive Officers, the selection  of
independent   auditors,   the   stockholder    proposal
described  in Item 4 above, and for the transaction  of
such  other  business, as may properly come before  the
meeting.   As of the date of this proxy statement,  the
Board  of Directors does not intend to present  to  the
meeting  any  other  business,  and  it  has  not  been
informed  of  any business intended to be presented  by
others.   However, if any other matters  properly  come
before the meeting, the persons named in the enclosed proxy will take action and vote proxies, in accordance with their judgment of such matters.

  Action may be taken on the business to be transacted at the meeting on the date specified in the notice of meeting or on any date or dates to which such meeting may be adjourned.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

  Based solely on a review of the copies of reports furnished to Seaboard and written representations that no other reports were required, Seaboard believes that during fiscal 2013, all reports of ownership required under Section 16(a) of the Securities Exchange Act of
1934 for directors and executive officers of Seaboard and beneficial owners of more than 10 percent of Seaboard's common stock have been timely filed.

                 STOCKHOLDER PROPOSALS

  It  is  anticipated that the 2015 annual  meeting  of
stockholders  will  be held on  April  27,  2015.   Any
stockholder  who intends to present a proposal  at  the
2015  annual  meeting  must  deliver  the  proposal  to
Seaboard  at  9000  West 67th Street, Shawnee  Mission,
Kansas  66202,  Attention:  David  M.  Becker  by   the
applicable deadline below:

 -   If  the  stockholder proposal is  intended  for
     inclusion in  Seaboard's  proxy  materials  for
     that  meeting,   Seaboard   must   receive  the
     proposal no later than November 11, 2014.  Such
     proposal   must   also   comply  with the other
     requirements of the proxy solicitation rules of the Securities and Exchange Commission.

 - If the stockholder proposal is to be presented without inclusion in Seaboard's proxy materials for that meeting, Seaboard must receive the proposal no later than January 28, 2015.

  Proxies solicited in connection with the 2015  annual
meeting  of  stockholders will confer on the  appointed
proxies  discretionary  voting  authority  to  vote  on
stockholder  proposals  that  are  not  presented   for
inclusion in the proxy materials, unless the proposing stockholder notifies Seaboard by January 25, 2015 that such proposal will be made at the meeting.

                 FINANCIAL STATEMENTS

  The  consolidated  financial statements  of  Seaboard
for  the  fiscal year ended December 31, 2013, together
with  corresponding  consolidated financial  statements
for  the  fiscal  year  ended December  31,  2012,  are
contained  in  the  Annual Report which  is  mailed  to
stockholders  with  this proxy statement.   The  Annual
Report is not to be regarded as proxy solicitation material.

                ADDITIONAL INFORMATION

  Any   stockholder  desiring  additional   information
about  Seaboard  and its operations may,  upon  written
request,  obtain a copy of Seaboard's Annual Report  to
the  Securities and Exchange Commission  on  Form  10-K
without   charge.   Requests  should  be  directed   to
Shareholder Relations, Seaboard Corporation, 9000  West
67th Street, Shawnee Mission, Kansas 66202.  Seaboard's
Annual Report to the Securities and Exchange Commission on Form 10-K is also available on Seaboard's Internet website at www.seaboardcorp.com.

            HOUSEHOLDING OF PROXY MATERIALS

  The  Securities and Exchange Commission  has  adopted
rules   that   permit   companies  and   intermediaries
(including    brokers)   to   satisfy   the    delivery
requirements for proxy statements, annual  reports  and
notices  of  internet availability of  proxy  materials
with  respect to two or more stockholders  sharing  the
same  address by delivering a single package  of  these
materials   addressed  to  those  stockholders.    This
process,   which   is   commonly   referred    to    as
"householding," potentially means extra convenience for stockholders and cost savings for companies.

  We  have adopted a "householding" procedure that  you
may wish to follow.  If you are receiving multiple sets
of  proxy  materials  and wish to  have  your  accounts
householded,    call    Shareholder    Relations     at
(913)   676-8800   or  send  written  instructions   to
Shareholder Relations, Seaboard Corporation, 9000  West
67th Street, Shawnee Mission, Kansas 66202. If you no longer wish to participate in householding (and instead wish that each stockholder sharing the same address with you receives a complete set of proxy materials), you must provide written notification to Shareholder
Relations  to  withhold your consent for  householding.
We will act in accordance with your wishes within 30 days after receiving such notification.

  Many  brokerage firms participate in householding  as
well.   If  you  have a householding request  for  your
brokerage account, please contact your broker.

                Shareowner Services
SEABOARD        P.O. Box 64945
CORPORATION     St. Paul, MN 55164-0945



                    Vote by Internet, Telephone or Mail
                       24 Hours a Day, 7 Days a Week

                    Your phone or Internet vote authorizes
                     the named proxies to vote your shares
                      in the same manner as if you marked,
                      signed and returned your proxy card.

                                        -  INTERNET/MOBILE -
                                           www.proxypush.com/seb
                                           Use the Internet to vote your
                                           proxy until 11:59 p.m. (CT) on
                                           April 27, 2014.

                                        -  PHONE - 1-866-883-3382
                                           Use a touch-tone telephone to
                                           vote your proxy until 11:59
                                           p.m. (CT) on April 27, 2014.

                                        -  MAIL - Mark, sign and date your
                                           proxy card and return it in the
                                           postage-paid envelope provided.

                                        If you vote your proxy by Internet
                                        or by Telephone, you do NOT need to
                                        mail back your Proxy Card.









 The Board of Directors recommends a vote FOR all the nominees listed, FOR
                     Items 2 and 3 and AGAINST Item 4.

1. Election of Directors:

                       FOR  WITHHOLD                              FOR  WITHHOLD

   01 Steven J. Bresky [ ]     [ ]      03 Douglas W. Baena       [ ]     [ ]

   02 David A. Adamsen [ ]     [ ]      04 Edward I. Shifman Jr.  [ ]     [ ]

2. Proposal to approve the advisory
   (non-binding) resolution relating to
   executive compensation.                 [ ]  For  [ ]  Against  [ ]  Abstain

3. Ratify the appointment of KPMG LLP
   as independent auditors of the Company. [ ]  For  [ ]  Against  [ ]  Abstain

4. Stockholder proposal requesting
   the Company to report its charitable,
   political and lobbying contributions.   [ ]  For  [ ]  Against  [ ]  Abstain

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED AS THE BOARD RECOMMENDS.

Address Change? Mark box, sign, and indicate changes below:  [ ]

                                                 Date__________________________


                                                 Signature(s) in Box
                                                 Please  sign  exactly as  your
                                                 name(s) appears on  the Proxy.
                                                 If held in joint  tenancy, all
                                                 persons should sign. Trustees,
                                                 adminis-trators,  etc., should
                                                 include title  and  authority.
                                                 Corporations  should   provide
                                                 full name  of  corporation and
                                                 title  of  authorized  officer
                                                 signing the Proxy.

                             SEABOARD CORPORATION

                       ANNUAL MEETING OF STOCKHOLDERS

                            Monday, April 28, 2014






SEABOARD CORPORATION                                                      PROXY
_______________________________________________________________________________

        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
          FOR THE ANNUAL MEETING OF STOCKHOLDERS - APRIL 28, 2014

The undersigned hereby appoints Steven J. Bresky and Robert L. Steer and each of them, proxies with full power of substitution, to vote as designated below, on behalf of the undersigned all shares of Stock which the undersigned may be entitled to vote at the Annual meeting of Stockholders of Seaboard Corporation (the "Company") on April 28, 2014, and any adjournments thereof, with all power that the undersigned would possess if personally present. In their discretion, the proxies are hereby authorized to vote upon such other business as may properly come before the meeting and any adjournments or postponements thereof.

THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED "FOR" THE ELECTION OF ALL OF THE DIRECTORS, "FOR" ITEMS 2 and 3 and "AGAINST" ITEM 4.



                  See reverse for voting instructions